SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 27, 2003


                         NATIONAL PENN BANCSHARES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania             0-10957              23-2215075
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(State or other jurisdiction      (Commission         (I.R.S. Employer
      of incorporation)           File Number)           Ident. No.)



Philadelphia and Reading Avenues, Boyertown, PA              19512
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
                                                           -------------


                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events.
----------------------

         5% Stock Dividend
         -----------------

         On August 27, 2003, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") declared a five percent (5%) stock dividend payable on September 30, 2003 to shareholders of record on September 12, 2003.

         Pension Plan - Amendment
         ------------------------

         National Penn maintains a Pension Plan (the "Pension Plan"). On August 27, 2002, the Board of Directors of National Penn approved an amendment to the Pension Plan:

         *        To provide for full vesting of employees of Panasia Bank, N.A.
                  ("Panasia") on the closing date of the sale of Panasia without regard to length of service (as provided in the definitive sale agreement relating to Panasia), and

         * To add FirstService Bank to the list of acquired companies for which employees on the acquisition date receive past service credit for eligibility and vesting purposes (as provided in the definitive acquisition agreement relating to FirstService
                  Bank).

         The text of the amendment to the Pension Plan is included herein as
Exhibit 10.1.

         Capital Accumulation Plan (401(k) Plan) - Amendment
         ---------------------------------------------------

         National Penn maintains a Capital Accumulation Plan (a 401(k) plan) (the "401(k) Plan") for the benefit of certain of its and its subsidiaries' employees. On August 27, 2003, the Board of Directors of National Penn approved an amendment to the 401(k) Plan:

         * To provide for full vesting of employees of Panasia on the closing date of the sale of Panasia without regard to length of service (as provided in the definitive sale agreement relating to Panasia), and

         * To add FirstService Bank to the list of acquired companies for which employees on the acquisition date receive past service credit for eligibility and vesting purposes (as provided in the definitive acquisition agreement relating to FirstService
                  Bank).

         The text of the amendment to the 401(k) Plan is included herein as
Exhibit 10.2.


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Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)  Exhibits.
              ---------

            10.1        Amendment No. 2 to National Penn Bancshares, Inc.
                        Pension Plan (Amended and Restated Effective January 1,
                        2001).

            10.2        Amendment No. 5 to National Penn Bancshares, Inc.
                        Capital Accumulation Plan (Amended and Restated Effective January 1, 1997) (Revised 2001).


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL PENN BANCSHARES, INC.


                                            By    /s/Wayne R. Weidner
                                            ------------------------------------
                                            Name:  Wayne R. Weidner
                                            Title:  Chairman, President and CEO


Dated:  August 27, 2003




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                                  EXHIBIT INDEX
                                  -------------


         Exhibit Number                 Description
         --------------                 -----------

            10.1        Amendment No. 2 to National Penn Bancshares, Inc.
                        Pension Plan (Amended and Restated Effective January 1,
                        2001).

            10.2        Amendment No. 5 to National Penn Bancshares, Inc.
                        Capital Accumulation Plan (Amended and Restated Effective January 1, 1997) (Revised 2001).




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